The Lincoln National Life Insurance Company
                     Lincoln Life Variable Annuity Account T
                              SEI Variable Annuity
                           SEI Select Variable Annuity


                        Supplement dated August 30 , 2002
                       to the Prospectus dated May 1, 2002


     Please keep this Supplement with your current SEI Variable Annuity Prospectus and retain it for reference. The changes discussed in this Supplement update the section entitled "Death Benefit Before the Annuity Commencement Date."

     Annual Step-Up Death Benefit. You may now elect to add the Annual Step-Up death benefit to your existing contract, in accordance with the terms of the Prospectus, if the contractowner, joint owner and annuitant are under age 81,. This benefit is not available if you currently have the Account Value death benefit.

     If you add the Annual Step-Up death benefit after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the death benefit under the Annual Step-Up, only the highest contract value on the effective date when the benefit is added to the contract or any contract anniversary after the effective date will be used.

     Estate Enhancement Benefit Rider (EEB Rider). The EEB Rider is now available for new contracts sold as Individual Retirement Annuities (IRAs and Roth IRAs), in accordance with the terms of the Prospectus.

     The IRS has issued new proposed regulations concerning required minimum distributions from IRAs. Under the proposed regulations, the presence of an enhanced death benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications. Annuity contracts inside custodial or trusteed IRAs will also be subject to these regulations.